COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	69.0%
APARTMENT	3.4%
Essex Property Trust, Inc.(a)		78,577	$21,031,920
UDR, Inc.(a)		372,937	13,895,632

			34,927,552

DATA CENTERS	8.0%
Digital Realty Trust, Inc.(a)(b)		320,265	55,367,413
Equinix, Inc.(a)(b)		34,168	26,761,745

			82,129,158

FREE STANDING	3.3%
Agree Realty Corp.(a)		103,313	7,339,355
NETSTREIT Corp.(a)		410,377	7,411,409
Realty Income Corp.(a)		311,924	18,961,860

			33,712,624

GAMING	1.0%
VICI Properties, Inc., Class A		313,982	10,238,953

HEALTH CARE	12.8%
CareTrust REIT, Inc.(a)		221,010	7,664,627
Healthcare Realty Trust, Inc., Class A		1,192,170	21,494,825
Omega Healthcare Investors, Inc.(a)(b)		236,392	9,980,470
Welltower, Inc.(c)		518,843	92,426,692

			131,566,614

HOTEL	2.4%
Host Hotels & Resorts, Inc.(a)(c)		1,444,121	24,578,939

INDUSTRIALS	4.5%
Lineage, Inc.(d)		61,115	2,361,464
Prologis, Inc.(a)(c)		380,485	43,573,142

			45,934,606

MANUFACTURED HOME	2.9%
Equity LifeStyle Properties, Inc.(a)		216,267	13,127,407
Sun Communities, Inc.(a)		129,010	16,642,290

			29,769,697

OFFICE	2.2%
BXP, Inc.(a)		204,673	15,215,391
Highwoods Properties, Inc.(a)		188,322	5,992,406
Hudson Pacific Properties, Inc.(e)(f)		610,539	1,685,087

			22,892,884

REGIONAL MALL	1.8%
Simon Property Group, Inc.(a)		99,497	18,672,602

SELF STORAGE	4.2%
Extra Space Storage, Inc.(a)		177,784	25,056,877
Public Storage(a)(c)		64,416	18,606,562

			43,663,439

SHOPPING CENTER	2.2%
Kimco Realty Corp.(a)		1,016,648	22,213,759

		Shares	Value
SINGLE FAMILY HOMES	3.3%
Invitation Homes, Inc.(a)		1,162,154	$34,085,977

SPECIALTY	3.8%
Iron Mountain, Inc.(a)		238,610	24,323,904
Lamar Advertising Co., Class A(a)(b)		121,058	14,819,920

			39,143,824

TELECOMMUNICATIONS	11.1%
American Tower Corp.(a)		291,417	56,045,317
Crown Castle, Inc.(a)(b)		470,479	45,396,519
SBA Communications Corp., Class A(a)(b)		66,645	12,885,811

			114,327,647

TIMBERLAND	2.1%
Rayonier, Inc.(a)		294,405	7,813,509
Weyerhaeuser Co.(a)		566,941	14,054,467

			21,867,976

TOTAL COMMON STOCK (Identified cost—$517,019,461)			709,726,251

PREFERRED SECURITIES—EXCHANGE-TRADED	11.9%
BANKING	4.4%
Bank of America Corp., 4.25%, Series QQ(a)(g)		221,886	4,009,480
Bank of America Corp., 4.375%, Series NN(g)		25,000	464,500
Bank of America Corp., 4.75%, Series SS(a)(g)		91,608	1,875,216
Bank of America Corp., 5.00%, Series LL(a)(g)		109,172	2,327,547
Bank of America Corp., 5.375%, Series KK(a)(g)		133,113	3,042,963
Bank of America Corp., 6.00%, Series GG(a)(g)		137,567	3,474,942
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		77,880	1,242,186
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)(g)		93,596	1,820,442
JPMorgan Chase & Co., 4.55%, Series JJ(g)		34,195	682,874
JPMorgan Chase & Co., 5.75%, Series DD(a)(g)		29,951	744,282
M&T Bank Corp., 7.50%, Series J(a)(g)		153,200	4,091,972
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(g)(h)		67,200	1,645,728
U.S. Bancorp, 4.00%, Series M(g)		59,019	994,470
Wells Fargo & Co., 4.25%, Series DD(a)(g)		201,775	3,585,542
Wells Fargo & Co., 4.375%, Series CC(a)(g)		232,850	4,235,542
Wells Fargo & Co., 4.70%, Series AA(a)(g)		202,352	3,964,076
Wells Fargo & Co., 4.75%, Series Z(a)(g)		233,485	4,608,994
Wells Fargo & Co., 5.625%, Series Y(a)(g)		87,479	2,169,479

			44,980,235

BROKERAGE	1.6%
Morgan Stanley, 4.25%, Series O(a)(g)		90,749	1,673,412
Morgan Stanley, 5.85%, Series K(a)(g)		120,613	2,953,812
Morgan Stanley, 6.375%, Series I(a)(g)		179,679	4,497,365
Morgan Stanley, 6.50%, Series P(a)(g)		20,220	515,610
Morgan Stanley, 6.625%, Series Q(a)(g)		261,324	6,770,905

			16,411,104

CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.10%, Series 2(a)(g)		110,595	2,756,028

		Shares	Value
FINANCE	0.8%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		70,138	$1,711,367
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(h)		80,059	2,100,748
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		63,541	1,648,889
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		89,828	2,319,359

			7,780,363

INDUSTRIALS	0.4%
LXP Industrial Trust, 6.50%, Series C(a)(g)		76,536	3,674,493

INSURANCE	2.0%
Allstate Corp., 7.375%, Series J(a)(g)		27,335	724,104
Arch Capital Group Ltd., 4.55%, Series G(a)(g)		95,994	1,723,092
Assurant, Inc., 5.25%, due 1/15/61(a)		31,954	641,317
Athene Holding Ltd., 4.875%, Series D(a)(g)		86,858	1,579,079
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(g)(h)		118,320	3,011,244
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(h)		98,556	2,519,091
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(g)(h)		85,591	2,233,925
Corebridge Financial, Inc., 6.375%, due 12/15/64		47,222	1,159,300
Equitable Holdings, Inc., 5.25%, Series A(a)(g)		109,250	2,365,263
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		78,092	2,050,696
Lincoln National Corp., 9.00%, Series D(g)		81,699	2,178,912
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)(g)		39,843	667,370

			20,853,393

TELECOMMUNICATION SERVICES	0.7%
Array Digital Infrastructure, Inc., Senior Debt, 6.25%, due 9/1/69		4,504	95,575
AT&T, Inc., 4.75%, Series C(g)		70,607	1,406,492
AT&T, Inc., 5.00%, Series A(g)		81,345	1,704,178
Telephone & Data Systems, Inc., 6.00%, Series VV(g)		42,128	834,134
T-Mobile USA, Inc., 5.50%, due 6/1/70		42,662	966,294
T-Mobile USA, Inc., Senior Debt, 5.50%, due 3/1/70		48,118	1,099,496
T-Mobile USA, Inc., Senior Debt, 6.25%, due 9/1/69		59,192	1,467,962

			7,574,131

UTILITIES	1.7%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(g)		78,000	1,209,000
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(g)		60,941	996,385
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)		58,890	995,830
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(g)		84,096	1,483,454
DTE Energy Co., 6.25%, due 10/1/85, Series H		123,553	3,137,011
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U(a)		167,412	4,310,859
SCE Trust VII, 7.50%, Series M(a)(g)		74,004	1,724,293
SCE Trust VIII, 6.95%, Series N(a)(g)		30,779	669,751
Xcel Energy, Inc., 6.25%, due 10/15/85		140,800	3,508,032

			18,034,615

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$122,961,590)			122,064,362

		Principal Amount*		Value
PREFERRED SECURITIES—OVER-THE-COUNTER	59.4%
BANKING	34.3%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(g)(h)(i)(j)		EUR	1,800,000	$2,309,043
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(h)			1,180,000	1,235,746
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(g)(h)(i)(j)		EUR	1,600,000	2,017,418
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(b)(g)(h)			5,500,000	5,078,435
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(g)(h)(i)			2,400,000	2,681,663
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(g)(h)(i)(j)		EUR	1,200,000	1,462,452
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(g)(h)(i)(j)		EUR	3,400,000	4,221,869
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(b)(g)(h)(i)			5,000,000	5,516,580
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(b)(g)(h)(i)			2,200,000	2,468,228
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(b)(g)(h)(i)			4,800,000	5,796,114
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(g)(h)			2,916,000	2,949,114
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)(g)(h)			3,442,000	3,484,719
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(g)(h)			4,960,000	5,027,836
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(g)(h)			6,540,000	6,812,156
Bank of Ireland Group PLC, 6.375% to 3/10/30 (Ireland)(g)(h)(i)(j)		EUR	800,000	980,652
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(h)			2,000,000	1,999,038
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(h)			2,200,000	2,298,487
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(h)			1,800,000	1,934,530
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(b)(h)			3,200,000	3,405,174
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(g)(h)			700,000	742,000
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(b)(g)(h)(i)			2,800,000	2,970,139
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(g)(h)(i)			2,100,000	2,225,752
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(g)(h)(i)(j)		GBP	2,600,000	3,687,094
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(g)(h)(i)(j)		GBP	2,300,000	3,261,094
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(g)(h)(i)		GBP	1,400,000	2,039,701
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(b)(g)(h)(i)			6,300,000	7,163,554
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(g)(h)(i)(k)			4,126,000	3,772,864
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(g)(h)(i)(k)			800,000	838,026
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(g)(h)(i)(k)			6,800,000	7,219,914
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(g)(h)(i)(k)			3,800,000	4,098,889
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(g)(h)(i)(k)			6,800,000	7,273,974
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(b)(g)(h)(i)(k)			3,800,000	4,094,720
CaixaBank SA, 6.25% to 7/24/32 (Spain)(g)(h)(i)(j)		EUR	1,800,000	2,213,520
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, due 10/28/85 (Canada)(h)			2,200,000	2,261,985
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(g)(h)			7,817,000	7,345,500
Citigroup Capital III, 7.625%, due 12/1/36(a)			4,700,000	5,233,293
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(b)(g)(h)			1,256,000	1,230,961
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(g)(h)			2,414,000	2,432,148
Citigroup, Inc., 6.875% to 8/15/30, Series GG(g)(h)			5,860,000	6,045,451
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(b)(g)(h)			10,945,000	11,254,820
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(b)(g)(h)			4,425,000	4,706,496
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(b)(g)(h)			4,228,000	4,444,753
CoBank ACB, 6.25% to 10/1/26, Series I(g)(h)			4,334,000	4,356,537
CoBank ACB, 6.45% to 10/1/27, Series K(g)(h)			2,740,000	2,771,017
CoBank ACB, 7.125% to 1/1/30, Series M(g)(h)			2,000,000	2,074,682
Commerzbank AG, 7.50% to 10/9/30 (Germany)(g)(h)(i)(j)			2,400,000	2,524,203
Cooperatieve Rabobank UA, 6.50% (Netherlands)(g)(j)		EUR	1,880,950	2,545,648
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(g)(h)(i)(j)		GBP	1,600,000	2,294,710

	Principal Amount*			Value
Credit Agricole SA, 7.125% to 9/23/35 (France)(g)(h)(i)(k)		3,800,000		$3,884,083
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(g)(i)(k)(l)		1,200,000		114,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(e)(g)(i)(k)(l)		1,200,000		114,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(e)(g)(i)(k)(l)		1,000,000		95,000
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(g)(h)(i)(j)	EUR	2,600,000		3,292,133
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(g)(h)(i)(j)	EUR	2,800,000		3,594,856
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(g)(h)(i)(j)	EUR	1,400,000		1,710,965
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(g)(h)(i)(j)	EUR	1,400,000		1,785,084
Eurobank Ergasias Services & Holdings SA, 6.625% to 6/4/31 (Greece)(g)(h)(i)(j)	EUR	2,200,000		2,698,740
Farm Credit Bank of Texas, 7.00% to 9/15/30, Series 6(g)(h)		1,750,000		1,841,257
Farm Credit Bank of Texas, 7.75% to 6/15/29(g)(h)		1,655,000		1,738,683
First Horizon Bank, 5.44% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(g)(k)(m)		2,800	†	2,128,000
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(b)(g)(h)		2,951,000		2,894,440
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(a)		2,100,000		2,288,527
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(g)(h)(i)		1,300,000		1,329,528
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(g)(h)(i)		1,400,000		1,456,672
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(g)(h)(i)		1,600,000		1,698,922
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(g)(h)		823,000		811,784
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(g)(h)		2,370,000		2,366,246
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(g)(h)(i)		3,600,000		3,715,274
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(g)(h)(i)(j)		4,200,000		4,454,625
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(g)(h)(i)(j)		1,800,000		1,872,703
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(g)(h)(i)(j)		4,800,000		5,216,080
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(g)(h)(i)(j)	EUR	1,400,000		1,787,128
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(g)(h)		1,720,000		1,782,340
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(g)(h)		6,094,000		6,426,866
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(g)(h)(i)(j)		1,600,000		1,671,096
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(b)(g)(h)(i)		1,200,000		1,230,368
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(g)(h)(i)	GBP	2,200,000		3,035,478
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(g)(h)(i)		2,200,000		2,382,514
M&T Bank Corp., 3.50% to 9/1/26, Series I(g)(h)		861,000		831,779
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(g)(h)(i)(j)	GBP	2,000,000		2,789,791
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(g)(h)(i)		1,200,000		1,352,826
Piraeus Financial Holdings SA, 6.75% to 12/30/30 (Greece)(g)(h)(i)(j)	EUR	2,000,000		2,461,694
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)(g)(h)		3,601,000		3,632,512
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(g)(h)		3,973,000		4,043,696
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(g)(h)		4,647,000		4,775,866
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(h)		4,600,000		4,559,441
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(h)		3,400,000		3,510,866
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(g)(h)(i)(k)		4,600,000		4,345,906
Societe Generale SA, 6.75% to 4/6/28 (France)(g)(h)(i)(k)		800,000		806,623
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(b)(g)(h)(i)(k)		3,000,000		3,147,831
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(b)(g)(h)(i)(k)		4,800,000		5,153,251
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(g)(h)(i)(k)		3,200,000		3,549,574
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(b)(g)(h)(i)(k)		3,800,000		4,086,889
State Street Corp., 6.70% to 3/15/29, Series I(a)(b)(g)(h)		3,784,000		3,940,881
State Street Corp., 6.70% to 9/15/29, Series J(a)(b)(g)(h)		2,180,000		2,280,308
Swedbank AB, 7.75% to 3/17/30 (Sweden)(g)(h)(i)(j)		2,800,000		3,014,928
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(h)		2,400,000		2,408,508
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(h)		1,400,000		1,475,544

		Principal Amount*			Value
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(b)(h)			5,200,000		$5,503,164
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(b)(g)(h)			866,000		866,020
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)(g)(h)			2,460,000		2,438,224
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(b)(g)(h)(i)(k)			1,400,000		1,383,334
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(b)(g)(h)(i)(k)			3,800,000		3,932,783
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(g)(h)(i)(k)			3,600,000		3,673,652
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(g)(h)(i)(k)			5,800,000		6,413,025
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(b)(g)(h)(i)(k)			6,000,000		7,153,872
UniCredit SpA, 6.50% to 12/3/31 (Italy)(g)(h)(i)(j)		EUR	1,600,000		1,999,743
Wells Fargo & Co., 5.95%, due 12/15/36(a)(b)			2,969,000		3,074,788
Wells Fargo & Co., 6.85% to 9/15/29(a)(b)(g)(h)			5,380,000		5,663,257
Wells Fargo & Co., 7.625% to 9/15/28(a)(b)(g)(h)			4,235,000		4,539,179

					353,029,846

BROKERAGE	1.2%
Goldman Sachs Capital I, 6.345%, due 2/15/34(a)			2,301,000		2,459,433
Goldman Sachs Group, Inc., 6.85% to 2/10/30(g)(h)			1,401,000		1,456,981
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(g)(h)			1,321,000		1,403,847
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)(g)(h)			6,946,000		7,342,304

					12,662,565

CONSUMER STAPLE PRODUCTS	0.8%
Dairy Farmers of America, Inc., 7.875% (a)(b)(g)(k)			82,000	†	7,995,000

ENERGY	1.1%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(g)(h)			3,384,000		3,509,330
BP Capital Markets PLC, 6.45% to 12/1/33(a)(g)(h)			1,380,000		1,475,253
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(h)			3,330,000		3,306,607
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(h)			3,210,000		3,221,620

					11,512,810

FINANCE	0.6%
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(b)(h)(k)			2,115,000		2,084,131
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(g)(h)(i)			3,600,000		3,730,990

					5,815,121

HEALTH CARE	0.6%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)(b)(h)			6,008,000		6,317,069

INSURANCE	6.9%
Allianz SE, 6.55% to 10/30/33 (Germany)(a)(g)(h)(i)(k)			2,800,000		2,893,268
American National Group, Inc., 7.00% to 12/1/30, due 12/1/55(h)			1,350,000		1,392,826
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(h)			2,900,000		2,975,218
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(h)			1,450,000		1,486,859
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(g)(h)(i)(j)		EUR	1,800,000		2,269,507
AXA SA, 5.75% to 6/2/30 (France)(g)(h)(i)(j)		EUR	2,000,000		2,454,985
Corebridge Financial, Inc., 6.375% to 6/15/34, due 9/15/54(h)			1,005,000		1,032,968
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(b)(h)			700,000		718,023
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(h)			2,315,000		2,301,038
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(h)			1,930,000		2,013,384
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(b)(h)(k)			3,582,000		3,529,204
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(h)(k)			2,455,000		2,601,684

		Principal Amount*		Value
Hartford Insurance Group, Inc., 6.598% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(k)(m)			2,200,000	$2,059,744
ILFC E-Capital Trust I, 6.27% (3 Month USD Term SOFR + 1.812%), due 12/21/65(a)(k)(m)			1,483,000	1,254,430
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(g)(h)			1,745,000	1,879,067
Meiji Yasuda Life Insurance Co., 6.10% to 6/11/35, due 6/11/55 (Japan)(a)(b)(h)(k)			4,200,000	4,373,330
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(k)			3,181,000	3,563,137
MetLife, Inc., 9.25%, due 4/8/38(a)(b)(k)			6,365,000	7,648,649
Nippon Life Insurance Co., 6.50% to 4/30/35, due 4/30/55 (Japan)(a)(h)(k)			2,720,000	2,931,322
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(b)(h)			1,351,000	1,447,709
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(b)(h)			1,720,000	1,856,795
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(h)			1,970,000	2,069,615
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Bermuda)(j)			2,200,000	2,349,499
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(g)(h)(i)(j)			1,700,000	1,662,444
SBL Holdings, Inc., 6.50% to 11/13/26(a)(g)(h)(k)			2,270,000	2,218,453
SBL Holdings, Inc., 9.508% to 5/13/30(a)(g)(h)(k)			1,690,000	1,765,274
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(g)(h)(k)			2,200,000	2,262,071
Sumitomo Life Insurance Co., 5.875% to 9/10/35, due 9/10/55 (Japan)(h)(k)			3,600,000	3,667,594
Zurich Finance Ireland II DAC, 6.25% to 5/22/35, due 11/22/55 (Ireland)(h)(j)			2,200,000	2,340,544

				71,018,641

PIPELINES	4.7%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(a)(h)			1,880,000	1,872,931
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(b)(h)			2,189,000	2,198,953
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(h)			5,330,000	5,391,561
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(b)(h)			3,250,000	3,451,559
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(h)			1,534,000	1,597,854
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(b)(h)			4,056,000	4,405,688
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(b)(h)			3,390,000	3,653,766
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(b)(h)			4,470,000	5,123,313
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(b)(g)(h)			2,170,000	2,185,863
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(b)(g)(h)			4,370,000	4,523,876
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(h)			2,435,000	2,587,390
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(h)			2,920,000	3,053,050
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(b)(h)			4,617,000	4,581,997
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(g)(h)(k)			3,701,000	3,670,576

				48,298,377

RETAIL & WHOLESALE—STAPLES	0.2%
Land O’ Lakes, Inc., 7.00%(a)(g)(k)			1,650,000	1,439,625
Land O’ Lakes, Inc., 7.25%(a)(g)(k)			945,000	859,950

				2,299,575

SHOPPING CENTER	0.2%
Unibail—Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(g)(h)(j)		EUR	1,400,000	1,688,944

TELECOMMUNICATION SERVICES	1.2%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)(b)(h)			2,145,000	2,228,183
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(b)(h)			2,860,000	2,991,963
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(h)			2,875,000	2,960,647
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(h)			2,250,000	2,375,015
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(h)			2,290,000	2,145,968

				12,701,776

		Principal Amount*	Value
UTILITIES	7.6%
AES Corp., 6.95% to 4/15/30, due 7/15/55(h)		1,753,000	$1,724,733
AES Corp., 7.60% to 10/15/29, due 1/15/55(h)		1,690,000	1,754,357
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(b)(h)		5,618,000	5,486,200
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(h)(k)		2,140,000	2,217,196
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(h)		2,670,000	2,589,745
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(h)		3,260,000	3,256,727
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(h)		2,850,000	2,861,133
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(h)		1,230,000	1,334,246
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(a)(b)(h)		3,064,000	3,217,467
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(h)		1,615,000	1,685,753
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(a)(h)		2,180,000	2,259,306
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(a)(b)(g)(h)		2,679,000	2,645,568
Dominion Energy, Inc., 6.00% to 11/15/30, due 2/15/56(h)		1,220,000	1,230,077
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(h)		3,070,000	3,092,926
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(h)		1,720,000	1,782,476
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(h)		1,415,000	1,481,824
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(h)		1,695,000	1,774,163
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(h)		1,950,000	2,047,993
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(a)(h)		2,030,000	2,082,547
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(h)		1,090,000	1,140,066
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(a)(h)		1,382,000	1,349,475
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(h)		702,000	707,459
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(a)(h)		845,000	878,171
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(b)(h)		4,175,000	4,426,673
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(b)(h)		2,673,000	2,769,209
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(b)(h)		4,857,000	5,236,434
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(a)(h)		1,760,000	1,824,009
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(b)(h)		3,360,000	3,277,589
Sempra, 6.375% to 1/1/31, due 4/1/56(h)		3,530,000	3,624,799
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(b)(h)		3,983,000	4,075,426
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(b)(h)		3,723,000	3,862,743

			77,696,490

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$582,221,966)			611,036,214

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.3%
Hudson Pacific Properties, Inc., exercise price $0.01(e)(n)		1,073,075	2,950,956

TOTAL WARRANTS (Identified cost—$2,382,227)			2,950,956

		Ownership%††	Value
PRIVATE REAL ESTATE—OFFICE	1.0%
Legacy Gateway JV LLC, Plano, TX(o)		33.6%	$10,780,160

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			10,780,160

		Shares
SHORT-TERM INVESTMENTS	0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.07%(p)		4,018,112	4,018,112
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.09%(p)		4,018,000	4,018,000

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$8,036,112)			8,036,112

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,246,693,332)	142.4%		1,464,594,055
WRITTEN OPTION CONTRACTS (Premiums received—$310,485)	(0.0)		(261,360)
LIABILITIES IN EXCESS OF OTHER ASSETS	(42.4)		(435,558,141)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$1,028,649,554

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(q)	Premiums Received	Value
Call — BXP, Inc.	$82.50	11/21/25	(259)	$(1,925,406)	$(21,649)	$(22,015)
Call — Digital Realty Trust, Inc.	190.00	11/21/25	(111)	(1,918,968)	(35,105)	(23,310)
Call — Equinix, Inc.	870.00	11/21/25	(24)	(1,879,776)	(22,502)	(19,307)
Call — Host Hotels & Resorts, Inc.	18.00	11/21/25	(1,097)	(1,867,094)	(48,901)	(38,395)
Call — SBA Communications Corp.	220.00	11/21/25	(97)	(1,875,495)	(22,075)	(9,368)
Put — BXP, Inc.	62.50	10/17/25	(276)	(2,051,784)	(21,963)	(4,416)
Put — Kilroy Realty Corp.	40.00	10/17/25	(443)	(1,871,675)	(19,304)	(20,697)
Put — UDR, Inc.	35.00	10/17/25	(4)	(14,904)	(154)	(84)
Put — BXP, Inc.	67.50	11/21/25	(259)	(1,925,406)	(34,596)	(34,965)
Put — Equinix, Inc.	700.00	11/21/25	(25)	(1,958,100)	(25,695)	(20,973)
Put — Host Hotels & Resorts, Inc.	16.00	11/21/25	(1,097)	(1,867,094)	(28,606)	(32,910)
Put — Weyerhaeuser Co.	23.00	11/21/25	(776)	(1,923,704)	(29,935)	(34,920)
			(4,468)	$(21,079,406)	$(310,485)	$(261,360)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate (resets daily)		Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
EUR9,100,000	2.388%	Pay	Annually	2.096%(r	)	Receive	Semi-Annually	12/16/30	$4,762	$—	$4,762
$87,500,000	1.240%	Pay	Monthly	4.354%(s	)	Receive	Monthly	2/3/26	1,044,810	(422)	1,045,232
65,000,000	0.762%	Pay	Monthly	4.354%(s	)	Receive	Monthly	9/15/26	1,932,974	(4,442)	1,937,416
105,000,000	1.237%	Pay	Monthly	4.354%(s	)	Receive	Monthly	9/15/27	4,642,245	(11,041)	4,653,286
100,000,000	3.246%	Pay	Monthly	4.240%(s	)	Receive	Monthly	9/15/28	152,004	—	152,004
11,000,000	3.227%	Receive	Annually	4.240%(s	)	Pay	Annually	12/16/30	(90,705)	—	(90,705)
									$7,686,090	$(15,905)	$7,701,995

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	37,034,514	USD	43,310,753	10/27/25	$(235,788)
Brown Brothers Harriman	GBP	13,887,528	USD	18,538,045	10/27/25	(141,876)
						$(377,664)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock—Real Estate	$709,726,251	$—	$—		$709,726,251
Preferred Securities—Exchange-Traded:
Utilities	14,526,583	3,508,032	—		18,034,615
Other Industries	104,029,747	—	—		104,029,747
Preferred Securities—Over-the-Counter	—	611,036,214	—		611,036,214
Warrants	—	2,950,956	—		2,950,956
Private Real Estate—Office	—	—	10,780,160(t	)	10,780,160
Short-Term Investments	—	8,036,112	—		8,036,112

Total Investments in Securities(u)	$828,282,581	$625,531,314	$10,780,160		$1,464,594,055

Interest Rate Swap Contracts	$—	$7,792,700	$—		$7,792,700

Total Derivative Assets(u)	$—	$7,792,700	$—		$7,792,700

Forward Foreign Currency Exchange Contracts	$—	$(377,664)	$—		$(377,664)
Interest Rate Swap Contracts	—	(90,705)	—		(90,705)
Written Option Contracts	(190,931)	(70,429)	—		(261,360)

Total Derivative Liabilities(u)	$(190,931)	$(538,798)	$—		$(729,729)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of September 30, 2025
Private Real Estate—Office	$12,406,944	$(1,626,784)	$10,780,160

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(1,626,784).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at September 30, 2025	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(v)
		Discounted	Terminal Capitalization Rate	7.25%	Decrease
Private Real Estate—Office	$10,780,160	Cash Flow	Discount Rate	8.50%	Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $938,104,444 in aggregate has been pledged as collateral.
(b)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $399,845,449 in aggregate has been rehypothecated.
(c)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $6,217,964 in aggregate has been pledged as collateral.
(d)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469.
(e)	Non–income producing security.
(f)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $1,361,502.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(h)	Security converts to floating rate after the indicated fixed–rate coupon period.
(i)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $198,548,338 which represents 19.3% of the net assets of the Fund (13.4% of the managed assets of the Fund).

(j)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $78,633,192 which represents 7.6% of the net assets of the Fund, of which 0.0% are illiquid.

(k)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $136,314,848 which represents 13.3% of the net assets of the Fund, of which 0.3% are illiquid.

(l)	Security is in default.
(m)	Variable rate. Rate shown is in effect at September 30, 2025.
(n)

Restricted security. Aggregate holdings equal 0.3% of the net assets of the Fund. This security was acquired on June 12, 2025, at a cost of $2,382,227. These warrants do not have a stated expiration date.

(o)	Security value is determined based on significant unobservable inputs (Level 3).
(p)	Rate quoted represents the annualized seven–day yield.
(q)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(r)	Based on EURIBOR. Represents rates in effect at September 30, 2025.
(s)	Based on USD-SOFR-OIS. Represents rates in effect at September 30, 2025.
(t)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(u)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.
(v)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party brokerdealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RNP Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940 (the 1940 Act). As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of September 30, 2025 are disclosed in the Fund’s Consolidated Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.